Exhibit 99.1

DarkPulse, Inc. Discusses Potential of Industrial Metaverse Applications with The Stock Day Podcast

Phoenix, December 6th, 2022 (Newsfile Corp.) -- The Stock Day Podcast welcomed DarkPulse, Inc. (OTC Pink: DPLS) (“the Company”), a company that uses advanced laser-based monitoring systems to provide rapid and accurate monitoring of temperatures, strains and stresses allowing for advanced structural monitoring of infrastructure. The CEO of the Company, Dennis O’Leary, joined Stock Day host Everett Jolly.

Jolly began the interview by asking about the Company’s background and current projects. “We are a group of companies now with a global footprint in about 11 countries,” said O’Leary. “It is all based on our patented sensing technology,” he added. “The main market we are focusing on is Smart Cities,” said O’Leary, before elaborating on the many applications the Company’s technology offers for Smart Cities, which primarily includes monitoring the structural health of infrastructures. “We wanted to be the foundational technology for Smart Cities.”

“Our sensors are currently being utilized in the Honcut Bridge in California to determine any stresses and monitor structural health,” continued O’Leary. “We also created a digital twin and put it into the Metaverse, which created the first industrial Metaverse,” he shared, adding that the technology will allow individuals to interact with a 3D model of the bridge virtually across numerous devices and monitor its health.

Jolly then commented on the Company’s significant revenues. “Looking forward, we have signed multiple contracts through Optilon,” said O’Leary. “You’ll see that revenue start producing over Q1 and Q2 of next year.”

“Could you bring us up-to-speed with the tech applications for electric vehicles, as well as your recent partnership with ASPIRE?”, asked Jolly. “That is a new partnership, but we are also looking at an opportunity for installing an EV charging lane in the West Coast, as well as another opportunity on the East Coast,” said O’Leary. “We are working to develop our own dynamic charging technology, and teaming up with ASPIRE brings us into more than 50 partners,” he said. “It has opened a lot of avenues for us, so I believe it will accelerate what we are doing in terms of EV charging.”

“We are about to patent our sensor for EV battery monitoring,” continued O’Leary. “This product will address not only fires in EV batteries but also the efficiency and capacity of the battery.”

Jolly then commented on the Company’s recent announcement detailing the use of their technology for water management in Florida. O’Leary shared that the Company’s critical infrastructure monitoring technology is also applicable to water pipelines, potable water distribution, and sewer treatment plants. “We are looking at creating a digital twin for the water pumping station and inserting our technology into it, and then putting it into the industrial Metaverse which will allow for the capability to perform virtual inspections through a VR headset,” said O’Leary, adding that the Company hopes to make a more detailed announcement about this project in January of 2023.

“What are some of the challenges DarkPulse, Inc. will be facing over the next two to three quarters?”, asked Jolly. “One of the biggest challenges we have been facing over the past couple of years has been COVID-19 supply chain shortages,” said O’Leary. “It has pushed out our manufacturing process, but luckily we have two working prototypes,” he shared. “However, we are now seeing the light at the end of the tunnel and have ordered alternative pieces and parts.”

To close the interview, O’Leary elaborated on the potential of the Company’s technologies considering the interconnected systems of their markets. He also encouraged listeners to keep up-to-date on the Company’s current and upcoming projects as they continue to expand and advance their technologies across numerous sectors.

To hear Dennis O’Leary’s entire interview, follow the link to the podcast here: https://audioboom.com/posts/8208722-darkpulse-inc-discusses-potential-of-industrial-metaverse-applications-with-the-stock-day-podcast

Investors Hangout is a proud sponsor of “Stock Day,” and Stock Day Media encourages listeners to visit the company’s message board at https://investorshangout.com/

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About DarkPulse, Inc.

DarkPulse, Inc. uses advanced laser-based monitoring systems to provide rapid and accurate monitoring of temperatures, strains and stresses allowing for advanced structural monitoring of infrastructure. The Company's technology excels when applied to live, dynamic critical infrastructure and structural monitoring, including bridges & roadways, buildings, pipeline monitoring, perimeter and structural health monitoring, aircraft structural components and mining safety. The Company's fiber-based monitoring systems can assist markets that are not currently served, and its unique technology covers extended areas and any event that is translated into the detection of a change in strain or temperature. In addition to the Company's ongoing efforts with respect to the marketing and sales of its technology products and services to its customers, the Company also continues to explore potential strategic alliances through joint venture and licensing opportunities to further expand its global market position.

For more information, visit www.DarkPulse.com

About ASPIRE

The ASPIRE Engineering Research Center was launched in September, 2020 with a $50 million, 10-year grant from the National Science Foundation with its main purpose to support widespread adoption of electric transportation through developing technologies and clearing barriers leading to low cost, ubiquitous charging infrastructure. One of the key aspects of the ASPIRE research portfolio is dynamic wireless power transfer, a research and development area where ASPIRE and it core partner universities have led advances for many years. The ASPIRE university partners (Utah State University, Purdue University, University of Colorado Boulder, The University of Texas at El Paso, and University of Auckland, New Zealand) are joined by more than 60 industry, government, and non-profit members from all sectors of the electric transportation ecosystem. For more information, visit aspire.usu.edu.

Safe Harbor Statement

This news release contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements, which are based on certain assumptions and describe our future plans, strategies and expectations, can generally be identified by the use of forward-looking terms such as "believe," "expect," "may," "should," "could," "seek," "intend," "plan," "goal," "estimate," "anticipate" or other comparable terms. All statements other than statements of historical facts included in this news release regarding our strategies, prospects, financial condition, operations, costs, plans and objectives are forward-looking statements. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the following: our ability to successfully market our products and services; the acceptance of our products and services by customers; our continued ability to pay operating costs and ability to meet demand for our products and services; the amount and nature of competition from other security and telecom products and services; the effects of changes in the cybersecurity and telecom markets; our ability to successfully develop new products and services; our success establishing and maintaining collaborative, strategic alliance agreements, licensing and supplier arrangements; our ability to comply with applicable regulations; and the other risks and uncertainties described in our prior filings with the Securities and Exchange Commission. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

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Media contacts:

DarkPulse, Inc.

media@DarkPulse.com

ASPIRE

Sydney Dahle

sydney.dahle@usu.edu

About The “Stock Day” Podcast

Founded in 2013, Stock Day is the fastest growing media outlet for Nano-Cap and Micro-Cap companies. It educates investors while simultaneously working with penny stock and OTC companies, providing transparency and clarification of under-valued, under-sold Micro-Cap stocks of the market. Stock Day provides companies with customized solutions to their news distribution in both national and international media outlets. The Stock Day Podcast is the number one radio show of its kind in America.

SOURCE:

Stock Day Media

(602) 821-1102

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